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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 2005


                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


  New Jersey                        0-19777                         22-3103129
(State or other                  (Commission File                 (IRS Employer
jurisdiction of                      Number)                      Identification
incorporation)                                                        Number)


                                 25 Upton Drive
                         Wilmington, Massachusetts 01887
          (Address of principal executive offices, including ZIP code)


                                 (978) 657-7500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 - Other Events.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on July 14, 2005, attached to and made a part of this report, announcing sales results for the period ended June 30, 2005 and held a conference call today to discuss the results. Dr. Shulman indicated during the call that while management cannot be certain of future results, DUSA is optimistic that when reordering of Levulan(R) Kerastick(R) units by high volume customers from 2004 converges with ordering by this year's high volume customers, quarter-to-quarter sales growth should reaccelerate. In addition, Mr. Doman noted that the potential arrangement with a group of medi-spa clinics to purchase BLU-U(R) units may also occur before the end of the year.

Except for historical information, this report and the attached press release contain certain forward-looking statements that involve known and unknown risks and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to beliefs concerning reasons for lower second quarter revenues of Kerastick(R) and BLU-U(R) units, impact of sales by compounding pharmacies, expectations for smoother order patterns and growth reflective of usage, reacceleration of quarter-to-quarter growth, potential sales to a group of medi-spa clinics, beliefs concerning Levulan's(R) position in the adoption curve, and expectations for the timing of the release of full financial results. Such risks and uncertainties include, but are not limited to, dependence on third-party manufacturers, DUSA's ability to integrate its new sales representatives and its new strategy, its ability to continue to penetrate the market, the litigation process, dependence on the consummation of a contract with a third-party, maintenance of its patent portfolio, and other risks identified in our SEC filings from time to time, including those contained in DUSA's Form 10-K for the year ended December 31, 2004

Item 9.01 - Financial Statement and Exhibits

Item No.    Description
--------    -----------

99          Press Release, dated July 14, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DUSA PHARMACEUTICALS, INC.



Dated: July 15, 2005                          By: /s/ D. Geoffrey Shulman
                                                  ------------------------------
                                                  D. Geoffrey Shulman, MD, FRCPC
                                                  Chairman of the Board and
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX

Item No.    Description
--------    -----------

99          Press Release, dated July 14, 2005